UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

______________________________

FORM 8-K
______________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2014

EAGLE ROCK ENERGY PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	001-33016	68-0629883
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

1415 Louisiana Street, Suite 2700
Houston, Texas  77002
(Address of principal executive offices, including zip code)

(281) 408-1200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders
Eagle Rock Energy Partners, L.P. (the “Partnership”), held a Special Meeting of Limited Partners (the “Special Meeting”) on April 29, 2014. At the Special Meeting, the Partnership’s common unitholders were asked to:

•
Consider and vote on a proposal to approve the Contribution Agreement dated as of December 23, 2013, by and among Eagle Rock, Regency Energy Partners LP ("Regency") and Regal Midstream LLC, a wholly owned subsidiary of Regency ("Regal" and together with Regency, the "Regency Parties") (as it may be amended from time to time, the "Contribution Agreement"), and the contribution by Eagle Rock of its midstream business and the other transactions contemplated thereby (collectively, the "Contribution"); and

•
Consider and vote on an advisory, non-binding proposal to approve the related compensation payments that may be paid or become payable to one of Eagle Rock's named executive officers in connection with the  Contribution (herein referred to as the "advisory say-on-contribution-pay proposal").

Each of these items is more fully described in the Partnership’s definitive proxy statement filed with the Securities and Exchange Commission on March 18, 2014.

The certified results of the matters voted upon at the Special Meeting are as follows:

Proposal No. 1 - Approval of the Contribution Agreement and Contribution: The Contribution Agreement and the Contribution were approved as follows:

For	Against	Abstain	Broker Non-Votes
93,507,816	1,553,419	387,420	N/A

Proposal No.2 - Approval of the advisory say-on-contribution-pay proposal: The advisory say-on-contribution-pay proposal was approved as follows:

For	Against	Abstain	Broker Non-Votes
88,599,059	5,750,241	1,099,355	N/A

Because brokers were not permitted to exercise discretion on any of the proposals presented at the Special Meeting, no broker non-votes were recorded.

Item 7.01 Regulation FD Disclosure.

On April 29, 2014, the Partnership issued a press release announcing the results of the voting at the Special Meeting.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

This Current Report on Form 8-K may include “forward-looking statements.” All statements, other than statements of historical facts, included in this Current Report on Form 8-K that address activities, events or developments that the Partnership expects, believes or anticipates will or may occur in the future, are forward-looking statements and speak only as of the date on which such statement is made. These statements are based on certain assumptions made by the Partnership based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Partnership. These include, but are not limited to, the risks that the proposed transaction may not be consummated or the benefits contemplated therefrom may not be realized.  Additional risks include: the ability to obtain requisite regulatory approval and the satisfaction of the other conditions to the consummation of the proposed transaction; the potential impact of the announcement or consummation of the proposed transaction on relationships, including with employees, suppliers, customers, competitors and credit rating agencies; risks related to volatility or declines (including sustained declines) in commodity prices; market demand for crude oil, natural gas and natural gas liquids; the effectiveness of the Partnership’s hedging activities; the Partnership’s ability to retain key customers; the Partnership’s ability to continue to obtain new sources of crude oil and natural gas supply; the availability of local, intrastate and interstate transportation systems and other facilities to transport crude oil, natural gas and natural gas liquids; competition in the oil and gas industry; the Partnership’s ability to obtain credit and access the capital markets; general economic conditions; and the effects of government regulations and policies. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, the Partnership’s actual results and plans could differ materially from those implied or expressed by any forward-looking statements. The Partnership assumes no obligation to update any forward-looking statement as of any future date. For a detailed list of the Partnership’s risk factors, please consult the Partnership’s Form 10-K, filed with the SEC for the year ended December 31, 2013 and the Partnership’s Forms 10-Q filed with the SEC for subsequent quarters, including the Partnership’s Form 10-Q filed for the quarter ended March 31, 2014, as well as any other public filings, and press releases.

The information in Item 7.01 of this Current Report on Form 8-K, including the attached Exhibit 99.1 is being “furnished” pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any Partnership filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.             Financial Statements and Exhibits

(d) Exhibits

Exhibit No.        Description

99.1            Press release of Eagle Rock Energy Partners, L.P. dated April 29, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLE ROCK ENERGY PARTNERS, L.P.

	By:	Eagle Rock Energy GP, L.P.,
its general partner

	By:	Eagle Rock Energy G&P, LLC,
its general partner

Date: April 29, 2014	By:	/s/ Charles C. Boettcher
Charles C. Boettcher
Senior Vice President and General Counsel

Exhibit Index

Exhibit No.        Description

99.1            Press release of Eagle Rock Energy Partners, L.P. dated April 29, 2014.